SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2009
DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	0-5423	59-1277135
(State or other jurisdiction) of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
11770 U.S. Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)
(561) 627-7171
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 24, 2009, the Board of Directors of Dycom Industries, Inc. adopted the following amendments to the Company’s Amended and Restated By-laws:
•	Article II, Section 5. A shareholder proposing business at an annual meeting of stockholders must include the following additional information in its advance notice to the Company: (1) the text of the proposal or business and the reasons for conducting such business at the annual meeting, (2) any warrants, options or other derivative instruments relating to the Company’s stock that are held by such stockholder and any beneficial owner on whose behalf the proposal is being made, (3) any agreements or material interest such shareholder or such beneficial owner has with respect to the business proposal, (4) representations as to whether the shareholder is a holder of record entitled to vote and intends to appear in person or by proxy, and (5) whether such stockholder is part of a group that intends to deliver a proxy statement or solicit proxies. Additionally, the time period for such notice was changed to not less than 90 days or more than 120 days before the first anniversary of the preceding year’s annual meeting. The prior provision required a notice not less than 60 days or more than 90 days from such first anniversary.
•	Article IV, Sections 5 and 6. Any stockholder intending to initiate a consent solicitation must notify the Board of Directors of such intent so that the Board of Directors can set a record date for the consent solicitation. The Company may appoint an inspector of written consents for such consent solicitation.
•	Article V, Section 6. A shareholder nominating persons for election to the Board of Directors at an annual meeting of stockholders must include the following additional information in its advance notice to the Company: (1) any warrants, options or other derivative instruments relating to the Company’s stock that are held by such stockholder and any beneficial owner on whose behalf the proposal is being made, (2) any agreements such shareholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such shareholder or any of its affiliates or associates with respect to shares of capital stock of the corporation, and (3) representations as to whether the shareholder is a holder of record entitled to vote and intends to appear in person or by proxy. Additionally, the time period for such notice was changed to not less than 90 days or more than 120 days before the first anniversary of the preceding year’s annual meeting. The prior provision required a notice not less than 60 days or more than 90 days from such first anniversary.
     The foregoing description is qualified in its entirety by reference to the marked copy of the Company’s Second Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
     The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

Item 9.01	Financial Statement and Exhibits.
(a)	Financial statements of business acquired.

None.

(c)	Shell company transactions.

None.

(b)	Pro forma financial information.

None.

(d)	Exhibits

99.1	Second Amended and Restated By-Laws of Dycom Industries, Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: March 2, 2009

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Second Amended and Re-Stated By-Laws of Dycom Industries, Inc.

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